Termination Notice

Date: August 5, 2002

To: Allegiance Capital, LLC
        1700 Montgomery Street, Suite 250
        San Francisco, California 94111
        Fax: 415-394-9471

cc: Person Listed in Attached Distribution List

                    Reference is made to (a) the Servicing Agreement, dated as of August 1, 1998 (as amended from time to time, the "Servicing Agreement"), among Point West Capital Corporation, as Servicer, Allegiance Capital, LLC as Special Servicer, Foresight Analysts, Inc., as Servicing Advisor, Allegiance Funding I, LLC, as Depositor, and Manufacturers and Traders Trust Company, as Trustee; (b) the Trust Agreement, dated as of August 1, 1998 (as amended from time to time, the "Trust Agreement"), among the Depositor, the Trustee and the Servicer; and (c) the other Transactions Documents. Capitalized terms used herein and not otherwise defined herein have the same meanings herein as in the Servicing Agreement or the Trust Agreement.

                    This is a Termination Notice to you as Special Servicer. One or more Depositor Events of Default have occurred and are continuing, including under Section 6.01 (f) and Section 6.01 (g) of the Trust Agreement. Pursuant to Section 6.02 (b) of the Trust Agreement and Section 6.01 (b) of the Servicing Agreement, the undersigned Controlling Holders and (at the direction of the Controlling Holders, which direction shall be deemed given hereby) the Trustee hereby notify you of the termination of your rights and servicing obligations under the Servicing Agreement, provided that this Termination Notice shall not relieve or exculpate you from any liability for any action or inaction under the Servicing Agreement prior to the delivery of this Termination Notice or from any other obligations (whether as an Outgoing Servicer or otherwise) expressed in any of the Transaction Documents to survive or otherwise to remain effective after the delivery to you of a Termination Notice.

                    Pursuant to Section 6.02 (a) of the Servicing Agreement, the Trustee, acting with the advice of the Certificateholder Agent, has appointed Portfolio Financial Servicing Company, a Delaware corporation ("PFSC") as Successor Servicer to the role as Special Servicer (because one or more Depositor Events of Default exist and are continuing, the Depositor has no right to appoint a Successor Servicer). PFSC has accepted such appointment and, simultaneously with delivery of this Termination Notice to you, has assumed responsibilities as such Successor Servicer. (A copy of this instrument effecting such appointment, acceptance and assumption is attached hereto as Exhibit A.) Accordingly, this Termination Notice is effective immediately upon delivery to you.

                    Pursuant to the Servicing Agreement, you are obligated, among other things, to cooperate in effecting the termination of your rights and responsibilities under the Servicing Agreement and, at your own expense, to transfer your records (electronic and otherwise) relating to the Loans to the Successor Servicer in such form as the Successor Servicer in such form as the Successor Servicer may request and to transfer all other records, correspondence and documents relating to the Loans that you may possess to the Successor Servicer in the manner and at such times as the Successor Servicer shall reasonably request. The address for notices to and other communications with the Successor Servicer is as follows:

Portfolio Financial Servicing Company
2121 Southwest Broadway
Portland, Oregon 97201
Attention: Jerry Hudspeth
Telephone: (503) 721-3234
Fax: (503) 721-1712

                    The Controlling Holders and the Trustee expressly reserve all rights, powers and remedies of the Certificateholders and the Trustee under the Transaction Documents and applicable law.

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IN WITNESS WHEREOF, each of the undersigned has executed this Termination Notice as of the date first written above.

Certificateholder:	PACIFIC LIFE INSURANCE COMPANY
(Certificates held in the nominee name Mac& Co.)

By: Cathy Schwartz
/s/ Cathy Schwartz

Title: Assistant Vice President

By: Audrey L. Milfs
/s/ Audrey L. Milfs

Title: Secretary

Certificateholder:	UNITED OF OMAHA LIFE INSURANCE COMPANY

By: Donna D. Ennis
/s/ Donna D. Ennis

Title: Vice President

Certificateholder:	NATIONWIDE LIFE INSURANCE COMPANY

By: Mark W. Poeppelman
/s/ Mark W. Poeppelman

Title: Associate Vice President

Certificateholder:	LIBERTY LIFE INSURANCE COMPANY
(Certificates held in the nominee name Hare & Co.)

By: Adam Emerson
/s/ Adam Emerson

Title: Authorized Offcer

Certificateholder:	TICE & CO.

By: Lori Luther
/s/ Lori Luther

Title: Trust Officer/Partner

Trustee:	MANUFACTURERS AND TRADERS TRUST COMPANY,
as Trustee

By: Russell T. Whitley
/s/ Russell T. Whitley

Title: Assistant Vice President

Distribution List

Persons Receiving Copies of Termination Notice

Melanie J. Gnazzo, Esq.
Peter S. Szurley, Esq.
Gnazzo Thill
625 Market Street, 11th Floor
San Francisco, CA 94105
Fax: 415-541-0506

Allegiance Funding I, LLC
1700 Montgomery Street, Suite 250-B
San Francisco, California 94111
Fax: 415-394-6703

Point West Capital Corporation
1700 Montgomery Street, Suite 250
San Francisco, California 94111
Fax: 415-394-9471

Foresight Analysts, Inc.
5353 North 16th Street, Suite 370
Phoenix, Arizona 85016
Fax: 602-277-6722

Portfolio Financial Servicing Company
2121 Southwest Broadway
Portland, Oregon 97201
Attention: Jerry Hudspeth
Fax: 503-751-1712

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Exhibit A

[Copy of Appointment and Acceptance of Successor Special Servicer]

Appointment and Acceptance of Successor Special Servicer

Date: August 5, 2002

To: Portfolio Financial Servicing Company
2121 Southwest Broadway
Portland, Oregon 97201

                    Reference is made to (a) the Servicing Agreement, dated as of August 1, 1998 (as amended from time to time, the "Servicing Agreement"), among Point West Capital Corporation, as Servicer, Allegiance Capital, LLC as Special Servicer, Foresight Analysts, Inc., as Servicing Advisor, Allegiance Funding I, LLC, as Depositor, and Manufacturers and Traders Trust Company, as Trustee; (b) the Trust Agreement, dated as of August 1, 1998 (as amended from time to time, the "Trust Agreement"), among the Depositor, the Trustee and the Servicer; and (c) the other Transactions Documents. Capitalized terms used herein and not otherwise defined herein have the same meanings herein as in the Servicing Agreement or the Trust Agreement.

                    Pursuant to the Trust Agreement and the Servicing Agreement, the Controlling Holders and the Trustee have executed and are delivering a Termination Notice dated the date hereof to Allegiance Capital, LLC as Special Servicer. Pursuant to the Servicing Agreement, because one or more Depositor Events of Default exist and are continuing, the Trustee (and not the Depositor), acting with the advice of the Certificateholder Agent, has the right to appoint a Successor Servicer to the role of Special Servicer. The Certificateholder Agent hereby advises and directs the Trustee to appoint, and in accordance with such advice and direction the Trustee does hereby appoint, Portfolio Financial Servicing Company, a Delaware corporation ("PFSC") as Successor Servicer to the role of Special Servicer. PFSC hereby accepts such appointment and assumes the rights and responsibilities of the Special Servicer under the Servicing Agreement and the other Transaction Documents. Such appointment, acceptance and assumption shall be deemed effective simultaneously with the delivery of such Termination Notice to Allegiance Capital, LLC.

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IN WITNESS WHEREOF, each of the undersigned has executed this Termination Notice as of the date first written above.

Certificateholder Agent:	WAREHOUSE LINE ADVISORS, INC.
(Certificates held in the nominee name Mac& Co.)

By: Joseph A. Lorusso
/s/ Joseph A. Lorusso

Title: Manager Entity

Certificateholder: Agent:	ABSF ADVISORS, INC.

By: Joseph A. Lorusso
/s/ Joseph A. Lorusso

Title: President

Certificateholder Agent:	STRUCTURED FINANCE ADVISORS, INC.

By: Joseph A. Lorusso
/s/ Joseph A. Lorusso

Title: President

Certificateholder Agent:	ASSET BACKED SUBORDINATED FUND ADVISORS, INC.

By: Joseph A. Lorusso
/s/ Joseph A. Lorusso

Title: Joseph A. Lorusso

Trustee:	MANUFACTURERS AND TRADERS TRUST COMPANY,
as Trustee

By: Russell T. Whitley
/s/ Russell T. Whitley

Title: Assistant Vice President

Successor Servicer:	PORTFOLIO FINANCIAL SERVICING COMPANY

By: Jerry R. Hedgpeth
/s/ Jerry R. Hedgpeth

Title: President & CEO